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                                                                EXHIBIT 10.24



                              SECOND AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                 THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into this 14th day of June, 1996, by and between FALCONITE, INC., an Illinois corporation ("Borrower"), and CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Lender").

                              W I T N E S S E T H:

                 WHEREAS, Borrower and Lender have heretofore entered into that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

                 WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                 1.       The definition of "Borrowing Base" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Borrowing Base" shall mean, as of any date, the sum
                 of (i) the lesser of (A) Sixty-Five Percent (65%) of the aggregate face amount of Eligible Accounts of Borrower or (B) One Million Five Hundred Thousand Dollars ($1,500,000.00), plus (ii) Eighty Percent (80%) of the aggregate value of all Eligible Inventory of Borrower minus (iii) the then outstanding principal balance of the Term Note. Lender retains the right in its sole discretion to reduce the allowable percentage of the Eligible Accounts and Eligible Inventory (the "Eligible Collateral") to be used in calculating the Borrowing Base based upon (i) the Eligible Collateral changing in character (i.e., type or category) from the Eligible Collateral originally presented to and agreed upon between Borrower and Lender prior to signing this Agreement and/or (ii) the present or projected operating or financial condition of Borrower."
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                 2.       The definition of "Commitment Termination Date" set
forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Commitment Termination Date" shall mean June 30,
                 1998, or, if such date is not a Business Day, the Business Day next preceding such date."

                 3.       The definition of "Continuing Guaranty" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Continuing Guaranty" shall mean that certain

                 Continuing Guaranty dated October 5, 1995, and executed by the Guarantors in favor of Lender (an unexecuted copy of which is attached hereto as Exhibit F), as amended by that certain First Amendment to Continuing Guaranty dated January 5, 1996 (an unexecuted copy of which is attached hereto as Exhibit F-1) and that certain Second Amendment to Continuing Guaranty dated June 14, 1996 (an unexecuted copy of which is attached hereto as Exhibit F-2), and as the same may from time to time be further amended, modified, extended or renewed."

                 4. The definition of "Current Maturities of Debt" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Current Maturities of Debt" shall mean, for any
                 period, the aggregate current portion of all principal payments required, scheduled or anticipated to be made during such period on account of all Debt (other than principal payments on the Swing Line Loans and the Revolving Credit Loans and the balloon payment on the Term Note which is due on the Maturity Date) which would be reflected on a balance sheet of Borrower prepared as of any date in accordance with Generally Accepted Accounting Principles."

                 5. The definition of "Debt" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 ""Debt" of Borrower shall mean, as of the date of determination thereof, the sum of (i) all Indebtedness of Borrower for borrowed money or which has been incurred in connection with the purchase or other acquisition of property or assets, plus (ii) all Capital Lease obligations of Borrower, plus (iii) all Guaranties by Borrower of Debt of others plus (iv) all Indebtedness of Borrower under any interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and/or any other similar agreements or arrangements designed to protect Borrower against fluctuations in interest rates."





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                 6.       The definition of "Indebtedness" set forth in Section
1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Indebtedness" shall mean, with respect to any
                 Person, all indebtedness, obligations and liabilities of such Person, including, without limitation: (i) all "liabilities" which would be reflected on a balance sheet of such Person, prepared in accordance with Generally Accepted Accounting Principles, (ii) all obligations of such Person in respect of any Guaranty, (iii) all obligations of such Person in respect of any Capital Lease, (iv) all obligations, indebtedness and liabilities secured by any Lien or any security interest on any property or assets of such Person, (v) all net liabilities of such Person under any interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and/or any other similar agreements or arrangements designed to protect such Person against fluctuations in interest rates and (vi) all redeemable preferred stock of such Person valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends."

                 7. The definition of "Interest Payment Date" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Interest Payment Date" shall mean (i) with respect
                 to each Swing Line Loan and each Revolving Credit Loan, (A) the last Business Day of each calendar month commencing on the first of such days to occur after such Loan is made and (B) the Commitment Termination Date and (ii) with respect to the Term Loan, (A) the last business day of each calendar month commencing on the first of such days to occur after such Loan is made and (B) the Maturity Date."

                 8.       The definitions of "Loan" and "Loans" set forth in
Section 1.01 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

                          ""Loan" shall mean each Swing Line Loan, each
                 Revolving Credit Loan, each Letter of Credit Loan and the Term Loan and "Loans" shall mean any or all of the foregoing."

                 9.       The definition of "Maturity Date" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Maturity Date" shall mean June 30, 1998, or, if
                 such date is not a Business Day, the Business Day next preceding such date."





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                 10.      The definition of "Notes" set forth in Section 1.01
of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Notes" shall mean the Swing Line Note, the Revolving
                 Credit Note and the Term Note."

                 11. The definition of "Permitted Investments" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Permitted Investments" shall mean the following
                 types of Investments (i) direct obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof, provided that such obligations mature within twelve
                 (12) months of the date of acquisition thereof by Borrower,
                 (ii) commercial paper rated in the highest grade by two or more national credit rating agencies and which matures not more than two hundred seventy (270) days from the date of creation thereof, (iii) time deposits and money market accounts with, and certificates of deposit and/or banker's acceptances issued by, Lender or any other bank or trust company organized under the laws of the United States of America or any state thereof having capital surplus and undivided profits aggregating at least $50,000,000.00, (iv) repurchase agreements, which shall be collateralized for at least 102% of face value, issued by Lender or any other bank or trust company organized under the laws of the United States of America or any state thereof having capital surplus and undivided profits aggregating at least $50,000,000.00, (v) Investments existing as of the date hereof as described in Exhibit L attached hereto, and any future retained earnings in respect thereof, (vi) loans or advances in the usual and ordinary course of business to officers and/or employees of Borrower for business expenses in the aggregate principal amount of up to $50,000.00 at any one time outstanding, (vii) loans to the Joseph A. Falconite and Betty L. Falconite Irrevocable Trust U/T/A dated September 7, 1994, solely to allow such trust to pay insurance premiums on life insurance policies on the life of Joseph A. Falconite and on the life of Betty L. Falconite and (viii) demand deposits which constitute the normal operating checking accounts of the Borrower."

                 12.      The definition of "Prime Rate" set forth in Section
1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Prime Rate" shall mean the highest annual rate of
                 interest identified as the "Prime Rate" as published from time to time in the "Money Rates" section (or such other





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                 section title or caption) of The Wall Street Journal.  In the event that The Wall Street Journal, during the term hereof, shall abolish or abandon the practice of publishing a Prime Rate, or should the same become unascertainable, Lender shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof. With respect to the Revolving Credit Loans, the Term Loan, the Letter of Credit Loans and all of the other Obligations of Borrower other than the Swing Line Loans, the Prime Rate shall be subject to adjustment daily (without prior notice to Borrower) based on the Prime Rate on such day and shall fluctuate as and when said Prime Rate shall change. With respect to the Swing Line Loans, the Prime Rate shall be subject to adjustment monthly (without prior notice to Borrower) on the first day after the last Business Day of every calendar month based on the Prime Rate on such day."

                 13. The definitions of "Revolving Credit Commitment", "Revolving Credit Loan", "Revolving Credit Loans" and "Revolving Credit Note" set forth in Section 1.01 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

                          ""Revolving Credit Commitment" shall mean the sum of
                 Thirteen Million Dollars ($13,000,000.00).

                          "Revolving Credit Loan" and "Revolving Credit Loans"
                 shall have the meaning assigned to such terms in Section
                 2.01(b).

                          "Revolving Credit Note" shall have the meaning
                 assigned to such term in Section 2.03(b)."

                 14.      The definition of "Total Outstandings" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Total Outstandings" shall mean, as of any date, the
                 sum of (i) the aggregate principal amount of all Swing Line Loans outstanding as of such date, plus (ii) the aggregate principal amount of all Revolving Credit Loans outstanding as of such date, plus (iii) the aggregate principal amount of all Letter of Credit Loans outstanding as of such date plus (iv) the aggregate undrawn face amount of all Letters of Credit outstanding as of such date."

                 15. The following new definitions of "Borrowing Notice", "Interest Expense", "Operating Cash Flow", "Swing Line Commitment",
"Swing Line Loan", "Swing Line Loans" and "Swing Line Note" are hereby added to
Section 1.01 of the Loan Agreement:





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                          ""Borrowing Notice" shall have the meaning assigned
                 to such term in Section 2.02(b).

                          "Interest Expense" shall mean, for the period in
                 question, without duplication, all gross interest expense of Borrower (including, without limitation, all commissions, discounts and/or related amortization and other fees and charges owed by Borrower with respect to letters of credit and bankers' acceptance financing, the net costs associated with interest swap obligations of Borrower, capitalized interest expense, the interest portion of Capital Lease obligations and the interest portion of any deferred payment obligation) during such period, all determined in accordance with Generally Accepted Accounting Principles.

                          "Operating Cash Flow" shall mean, for the period in
                 question, the sum of (a) Adjusted Net Income during such period plus (b) to the extent deducted in determining Adjusted Net Income, the sum of (i) Interest Expense during such period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower during such period (whether paid or deferred) plus (iii) all depreciation and amortization expenses of Borrower during such period, all determined in accordance with Generally Accepted Accounting Principles.

                          "Swing Line Commitment" shall mean the sum of Two
                 Million Dollars ($2,000,000.00).

                          "Swing Line Loan" and "Swing Line Loans" shall have
                 the meaning assigned to such terms in Section 2.01(a).

                          "Swing Line Note" shall have the meaning assigned to
                 such term in Section 2.03(a)."

                 16. Article II of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                                  "ARTICLE II

                           THE REVOLVING CREDIT LOANS

                          Section 2.01. Lender's Commitments. (a) Subject to the terms and conditions of this Agreement and so long as no Default or Event of Default under this Agreement has occurred, during the Commitment Period, Lender hereby agrees to loan funds to Borrower as Borrower may from time to time request pursuant to Section 2.02(a) (individually, a "Swing Line Loan" and collectively, the "Swing Line Loans"). The aggregate principal amount of Swing Line Loans which Lender shall be required to have outstanding hereunder at any one time shall not exceed the sum of (i) the lesser of (A) the Lender's Swing Line





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                 Commitment or (B) the sum of (1) the Borrowing Base minus (2)
                 the aggregate principal amount of all outstanding Revolving Credit Loans, minus (3) the aggregate principal amount of all outstanding Letter of Credit Loans minus (4) the aggregate undrawn face amount of all outstanding Letters of Credit; provided, however, that in no event shall (i) the sum of (A) the aggregate principal amount of all outstanding Swing Line Loans, plus (B) the aggregate principal amount of all outstanding Letter of Credit Loans plus (C) the aggregate undrawn face amount of all outstanding Letters of Credit exceed the amount of the Lender's Swing Line Commitment or
                 (ii) the amount of the Total Outstandings exceed the sum of
                 (A) the amount of the Lender's Swing Line Commitment plus (B) the amount of the Lender's Revolving Credit Commitment.
                 Within the limits set forth herein, Borrower may borrow, repay and reborrow such sums.

                          (b) Subject to the terms and conditions of this Agreement and so long as no Default or Event of Default under this Agreement has occurred, during the Commitment Period, Lender hereby agrees to loan funds to Borrower as Borrower may from time to time request pursuant to Section 2.02(b) (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans"). Each Revolving Credit Loan shall be in the principal amount of at least One Hundred Thousand Dollars ($100,000.00). The aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding hereunder at any one time shall not exceed the sum of (i) the lesser of (A) the Lender's Revolving Credit Commitment or (B) the sum of (1) the Borrowing Base minus (2) the aggregate principal amount of all outstanding Swing Line Loans, minus (3) the aggregate principal amount of all outstanding Letter of Credit Loans minus (4) the aggregate undrawn face amount of all outstanding Letters of Credit; provided, however, that in no event shall the amount of the Total Outstandings exceed the sum of (i) the amount of the Lender's Swing Line Commitment plus (ii) the amount of the Lender's Revolving Credit Commitment. Within the limits set forth herein, Borrower may borrow, repay and reborrow such sums.

                          (c) If at any time the Borrowing Base as shown on the most recent Borrowing Base Certificate submitted to Lender pursuant to Section 8.01(c) should be less than the Total Outstandings, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately either
                 (i) reduce the Total Outstandings to an amount less than or equal to the most recent Borrowing Base or (ii) pledge cash or cash equivalents with Lender as additional collateral for the Total Outstandings in an





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                 amount at least equal to the difference between the Total
                 Outstandings and the Borrowing Base.

                          (d) If at any time the Total Outstandings are greater than the sum of (i) the amount of the Lender's Swing Line Commitment plus (ii) the amount of the Lender's Revolving Credit Commitment, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately reduce the Total Outstandings to an amount less than or equal to the sum of (i) the amount of the Lender's Swing Line Commitment plus (ii) the amount of the Lender's Revolving Credit Commitment.

                          (e) If at any time the sum of (i) the aggregate principal amount of all outstanding Swing Line Loans, plus
                 (ii) the aggregate principal amount of all outstanding Letter of Credit Loans plus (iii) the aggregate undrawn face amount of all outstanding Letters of Credit exceed the amount of the Lender's Swing Line Commitment, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Swing Line Loans and/or the Letter of Credit Loans and/or surrender for cancellation the outstanding Letters of Credit, in either case in an amount sufficient to reduce the sum of (i) the aggregate principal amount of all outstanding Swing Line Loans, plus (ii) the aggregate principal amount of all outstanding Letter of Credit Loans plus (iii) the aggregate undrawn face amount of all outstanding Letters of Credit to an amount equal to or less than the amount of the Lender's Swing Line Commitment.

                          Section 2.02. Manner of Borrowing. (a) Upon fulfillment of all applicable conditions set forth herein and so long as no Default or Event of Default has occurred hereunder, Borrower hereby irrevocably requests and authorizes Lender, without any other request or authorization from Borrower and without any notice to Borrower, to automatically make a Swing Line Loan to Borrower at the end of each Business Day on which the collected balance in Borrower's operating account with Lender, identified as Account No. 001-0940-1 ("Borrower's Operating Account"), is below the amount set forth in a cash management agreement executed herewith by and between Borrower and Lender, as the same may from time to time be amended (the "Floor Balance"), by crediting the amount of such Swing Line Loan, which shall be in an amount sufficient to bring such collected balance back up to the Floor Balance, to Borrower's Operating Account. In addition, Borrower hereby irrevocably requests and authorizes Lender to automatically apply any collected balance in Borrower's Operating Account with Lender at





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                 the end of any Business Day in excess of the Floor Balance to the prepayment of the Swing Line Loans. Each Swing Line Loan made in accordance with this Section 2.02(a) shall be irrevocable and binding on Borrower, and Borrower shall indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, costs, losses or expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with making Swing Line Loans or repayments hereunder.

                          (b) Subject to the terms and conditions of this Agreement, Lender shall cause the Revolving Credit Loans to be made to Borrower at any time and from time to time during the Commitment Period upon timely prior oral or written notice ("Borrowing Notice") to Lender specifying (i) the desired amount of the Revolving Credit Loan and (ii) the date on which the Revolving Credit Loan proceeds are to be made available to Borrower, which must be a Business Day. Such Borrowing Notice, if in writing, shall be in the form of the notice attached hereto as Exhibit R. Each Borrowing Notice must be received by Lender not later than 10:00 a.m. (Central Standard
                 Time) on the Business Day before the Business Day on which a Revolving Credit Loan is to be made. A Borrowing Notice shall not be revocable by Borrower. Subject to the terms and conditions of this Agreement, provided that Lender has received the Borrowing Notice, Lender shall (unless Lender determines that any applicable condition specified in Article VI has not been satisfied) make such Revolving Credit Loan to Borrower by crediting the amount of such Revolving Credit Loan to Borrower's Operating Account, not later than 2:30 p.m. (Central Standard Time) on the Business Day specified in said Borrowing Notice. Borrower hereby authorizes Lender to rely on telephonic, telegraphic, telecopy, telex or written instructions of any person identifying himself or herself as a person authorized to request a Revolving Credit Loan or make a repayment hereunder, and on any signature which Lender believes to be genuine, and Borrower shall be bound thereby in the same manner as if such person were actually authorized or such signature were genuine. Borrower also hereby agrees to indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of instructions for making Revolving Credit Loans or repayments hereunder.

                          Section 2.03. Swing Line Note and Revolving Credit Note. (a) The Swing Line Loans made under Section 2.01(a) hereof by Lender shall be evidenced by a Swing Line Note of Borrower dated June 14, 1996, and





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                 payable to the order of Lender in a principal amount equal to
                 Lender's Swing Line Commitment in the form attached hereto as Exhibit Q and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Swing Line Note"). Notwithstanding the principal amount of the Swing Line Note as stated on the face thereof, the amount of principal actually owing on such Swing Line Note at any given time shall be the aggregate principal amount of all Swing Line Loans theretofore made by Lender to Borrower hereunder less all payments of principal theretofore actually received hereunder by Lender.

                          (b) The Revolving Credit Loans made under Section 2.01(b) hereof by Lender shall be evidenced by a Revolving Credit Note of Borrower October 5, 1995, and payable to the order of Lender in a principal amount equal to Lender's Revolving Credit Commitment in the form attached hereto as Exhibit A and incorporated herein by reference, as amended by a First Amendment to Revolving Credit Note dated June 14, 1996, in the form attached hereto as Exhibit A-1 and incorporated herein by reference (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Revolving Credit Note"). Notwithstanding the principal amount of the Revolving Credit Note as stated on the face thereof, the amount of principal actually owing on such Revolving Credit Note at any given time shall be the aggregate principal amount of all Revolving Credit Loans theretofore made by Lender to Borrower hereunder less all payments of principal theretofore actually received hereunder by Lender.

                          Section 2.04. Interest Rates. (a) Each Swing Line Loan shall bear interest prior to maturity at a rate per annum equal to the Prime Rate, fluctuating as described in the definition of "Prime Rate". From and after the maturity of the Swing Line Note, whether by reason of acceleration or otherwise, the unpaid principal balance of each Swing Line Loan shall bear interest payable on demand until paid at a rate per annum equal to Two Percent (2%) over and above the Prime Rate, fluctuating as aforesaid. Interest shall be computed with respect to all Swing Line Loans on an actual day, 360-day year basis.

                          (b) Each Revolving Credit Loan shall bear interest prior to maturity at a rate per annum equal to the Prime Rate, fluctuating as described in the definition of "Prime Rate". From and after the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise, the unpaid principal balance of each Revolving Credit Loan shall bear interest payable on demand until paid at a rate per annum equal to Two





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
                 Percent (2%) over and above the Prime Rate, fluctuating as aforesaid. Interest shall be computed with respect to all Revolving Credit Loans on an actual day, 360-day year basis.

                          Section 2.05. Principal Payments. (a) The unpaid principal amount of the Swing Line Note shall be due and payable on the Commitment Termination Date.

                          (b) The unpaid principal amount of the Revolving Credit Note shall be due and payable on the Commitment Termination Date.

                          Section 2.06. Payment of Interest on the Swing Line Note and the Revolving Credit Note. (a) Interest upon the Swing Line Note shall be due and payable on each Interest Payment Date. Borrower hereby irrevocably requests and authorizes Lender to automatically debit Borrower's Operating Account on each Interest Payment Date for all interest payments due under the Swing Line Note on such Interest Payment Date.

                          (b) Interest upon the Revolving Credit Note shall be due and payable on each Interest Payment Date. Borrower hereby irrevocably requests and authorizes Lender to automatically debit Borrower's Operating Account on each Interest Payment Date for all interest payments due under the Revolving Credit Note on such Interest Payment Date.

                          Section 2.07. Prepayment. (a) Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal of any Swing Line Loan prior to maturity, without penalty or premium. All prepayments shall be applied solely to the payment of principal.

                          (b) Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal of any Revolving Credit Loan prior to maturity, without penalty or premium. All partial prepayments of the Revolving Credit Loans shall be in a minimum amount of $100,000.00. All prepayments shall be applied solely to the payment of principal.

                          Section 2.08.  Manner and Application of Payments.
                 (a) All payments and prepayments of principal of, interest on and fees and other amounts relating to the Swing Line Note to or for the account of Lender shall be made by Borrower to Lender before 2:00 p.m. (Central Standard Time), in immediately available funds in Dollars at Lender's principal banking office in Paducah, Kentucky. Any payment or prepayment received by Lender after 2:00 p.m. (Central Standard Time) shall be deemed to have been received by Lender on the next succeeding Business Day. All payments (other than prepayments) made on the Swing Line Note shall be allocated among the principal, interest, late fees, collection costs and expenses and other amounts due under the Swing Line Note in such order and manner as Lender shall elect.

                          (b) All payments and prepayments of principal of, interest on and fees and other amounts relating to the Revolving Credit Note to or for the account of Lender shall be made by Borrower to Lender before 11:00 a.m. (Central Standard
                 Time), in immediately available funds in Dollars at Lender's principal banking office in Paducah, Kentucky. Any payment or prepayment received by Lender after 11:00 a.m. (Central Standard Time) shall be deemed to have been received by Lender on the next succeeding Business Day. All payments (other than prepayments) made on the Revolving Credit Note shall be allocated among the principal, interest, late fees, collection costs and expenses and other amounts due under the Revolving Credit Note in such order and manner as Lender shall elect.

                          Section 2.09. Revolving Credit Fee. Upon execution hereof, Borrower shall pay to Lender as consideration for the Revolving Credit Commitment to be made in accordance herewith, a revolving credit fee of $5,000.00. Said fee shall not be subject to reduction and shall not be refundable. Lender acknowledges receipt of said fee.

                          Section 2.10. Use of Proceeds. (a) The proceeds of each Swing Line Loan shall be used for the general corporate purposes of Borrower.

                          (b) The proceeds of each Revolving Credit Loan shall be used for the general corporate purposes of Borrower."

                 17. Section 3.02 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 3.02.  Term Note.  The Term Loan made under
                 Section 3.01 hereof by Lender shall be evidenced by a Term Loan Promissory Note of Borrower dated October 5, 1995, and payable to the order of Lender in the original principal amount of Seven Million Dollars ($7,000,000.00) in the form attached hereto as Exhibit B and incorporated herein by reference, as amended by a First Amendment to Term Loan Promissory Note dated January 5, 1996, in the form attached hereto as Exhibit B-1 and incorporated herein by reference and a Second Amendment to Term Loan Promissory Note dated June 14, 1996, in the form attached hereto as Exhibit B-2 and incorporated herein by reference (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Term Note")."

                 18. Sections 3.04 and 3.05 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

                          "Section 3.04.  Principal Payments.  Principal on the
                 Term Note shall be due and payable in thirty-three (33) consecutive monthly installments as follows: three (3) equal consecutive monthly installments in the amount of One Hundred Sixteen Thousand Six Hundred Sixty-Six and 67/100 Dollars ($116,666.67) each, due and payable on the last day of each calendar month commencing October 31, 1995; twenty-nine (29) equal consecutive monthly installments in the amount of One Hundred Fifty Thousand Dollars ($150,000.00) each, due and payable on the last business day of each calendar month commencing January 31, 1996; with the thirty-third (33rd) and final installment in the amount of the then outstanding and unpaid principal balance of the Term Note due and payable on the Maturity Date. In addition to the scheduled monthly principal payments set forth above, if at any time the Borrowing Base as shown on the most recent Borrowing Base Certificate submitted to Lender pursuant to Section 8.01(c) should be less than Zero Dollars ($0.00), Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately either (i) make a permanent prepayment on the Term Note in an amount sufficient to increase the amount of the Borrowing Base to at least Zero Dollars ($0.00) or (ii) pledge cash or cash equivalents with Lender as additional collateral for the Term Loan in an amount at least equal to the difference between the amount of the Borrowing Base and Zero Dollars ($0.00). Borrower hereby irrevocably requests and authorizes Lender to automatically debit Borrower's Operating Account on each date on which a payment of principal is due on the Term Note for the principal payment due under the Term Note on such date.

                          Section 3.05. Payment of Interest on the Term Note. Interest upon the Term Note shall be due and payable on each Interest Payment Date. Borrower hereby irrevocably requests and authorizes Lender to automatically debit Borrower's Operating Account on each Interest Payment Date for all interest payments due under the Term Note on such Interest Payment Date."

                 19. Clause (iv) of Section 4.01(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(iv) (A) the sum of (1) the aggregate principal
                 amount of all outstanding Swing Line Loans, plus (2) the aggregate principal amount of all outstanding Letter of Credit Loans plus (3) the aggregate undrawn face amount of all outstanding Letters of Credit shall not at any one time exceed the lesser of (1) amount of the Lender's Swing Line Commitment or (2) the sum of the Borrowing Base minus the aggregate principal amount of all outstanding Revolving Credit Loans and
                 (B) the amount of the Total Outstandings shall not at any one time exceed the lesser of (1) the sum of the amount of the Lender's Swing Line Commitment plus the amount of the Lender's Revolving Credit Commitment or (2) the Borrowing Base;"

                 20. Section 6.02 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 6.02.  All Loans.  Notwithstanding any
                 provision contained herein to the contrary, Lender shall have no obligation to make any Loan hereunder unless:

                          (a)     Lender shall have received a current
                 Borrowing Base Certificate;

                          (b) if such Loan is a Revolving Credit Loan, Lender shall have received a Borrowing Notice for such Revolving Credit Loan as required by Section 2.02(b);

                          (c) on the date of and immediately after such Loan, no Default or Event of Default under this Agreement shall have occurred and be continuing;

                          (d) no material adverse change in the properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower shall have occurred since the date of this Agreement and be continuing;

                          (e) all of the representations and warranties of Borrower contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of the date of such Loan (and for purposes of this Section 6.02(e), the representations and warranties made by Borrower in Section
                 7.06 shall be deemed to refer to the most recent financial statements of Borrower delivered to Lender pursuant to Section 8.01); and

                          (f) no proceeding or case under the United States Bankruptcy Code or similar law or any other reorganization, receivership or liquidation proceedings shall have been commenced by or against Borrower or any of the Guarantors.

                          Each request for a Loan by Borrower hereunder shall
                 be deemed to be a representation and warranty by Borrower on the date of such Loan as to the facts specified in clauses
                 (c), (d), (e) and (f) of this Section 6.02."

                 21. The lead-in language to Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "To induce Lender to make the Swing Line Loans, the
                 Revolving Credit Loans and the Term Loan and to issue the Letters of Credit hereunder, Borrower represents and warrants to Lender that:"

                 22. The first sentence of Section 7.12 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "The proceeds of the Swing Line Loans, the Revolving Credit Loans and the Term Loan will be used by Borrower solely for the purposes specified in Sections 2.10 and 3.08."

                 23. Section 8.01(h) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(h)  Compliance Certificate.  Within thirty (30)
                 days after the end of each fiscal month of Borrower other than the last fiscal month of each fiscal year of Borrower and within ninety (90) days after the end of the last fiscal month of each fiscal year of Borrower, a certificate in the form of Exhibit O attached hereto executed by the chief financial officer or chief executive officer of Borrower, stating that a review of the activities of Borrower during such fiscal month has been made under his supervision and that Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and is not in default under any of the same or, if any such default shall have occurred, specifying the nature and status thereof, and setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance with Sections 9.14 and 9.15 hereof;"

                 24. Section 8.13 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 8.13.  Maintenance of Books and Records;
                 Consultations and Inspections. Borrower will maintain books and records in accordance with Generally Accepted Accounting Principles and in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. Borrower will permit Lender (and any accountants and/or other Persons appointed by Lender to whom Borrower does not reasonably object) to discuss the affairs, finances and accounts of Borrower with the officers of Borrower and its independent public accountants, all at such reasonable times and as often as Lender may from time to time reasonably request. Borrower will also permit inspection of its properties, books and records by Lender (and by any accountants and/or other Persons selected by Lender to whom Borrower does not reasonably object) during normal business hours and at other reasonable times. Borrower will reimburse Lender upon demand for all out-of-pocket costs and expenses incurred by Lender in connection with any such inspection conducted by Lender and/or by any accountants and/or other Persons selected by Lender (including, without limitation, any amounts paid by Lender to any accountants or other third parties in connection with any such inspection); provided, however, that without limiting the number of such inspections which may be conducted by Lender, the maximum amount of such out-of-pocket costs and expenses for which Lender may seek reimbursement from Borrower shall not exceed the sum of $750.00 during any calendar year so long as no Default or Event of Default under this Agreement has occurred and is continuing."

                 25. Section 8.16 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 8.16.  Indemnity by Borrower.  Borrower
                 shall indemnify, save and hold harmless Lender and its directors, officers, agents, attorneys, and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person asserts or may assert against Borrower or any Affiliate of Borrower, (ii) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to the Swing Line Commitment, the Revolving Credit Commitment, the Term Loan Commitment, the use of proceeds of the Swing Line Loans, the Revolving Credit Loans or the Term Loan or the relationship of Borrower and Lender under this Agreement or any transaction contemplated pursuant to this Agreement, (iii) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clauses (i) or (ii) above and (iv) any and all liabilities, losses, costs or expenses (including attorneys' fees and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, however, that Borrower shall have no obligation under this Section to Lender with respect to any of the foregoing arising out of the gross negligence or willful misconduct of Lender or the breach by Lender of this Agreement. Any obligation or liability of Borrower to any indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of the Obligations."

                 26. Section 9.14 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 9.14.  Financial Covenants.

                          (a) Minimum Tangible Net Worth. Borrower shall not permit its Tangible Net Worth to be less than (i) $5,800,000.00 at any time during the period commencing June 14, 1996, and ending December 30, 1996, (ii) $7,800,000.00 at any time during the period commencing December 31, 1996, and ending December 30, 1997, or (iii) $9,300,000.00 at any time on or after December 31, 1997.

                          (b) Maximum Indebtedness to Tangible Net Worth. Borrower shall not permit the ratio of the Indebtedness of Borrower, determined in accordance with Generally Accepted Accounting Principles consistently applied but excluding the Indebtedness and Guaranties of Borrower listed on Exhibit J attached hereto and marked with an asterisk or a double asterisk, to Tangible Net Worth to be greater than (i) 3.75 to
                 1.0 at any time during the period commencing June 14, 1996, and ending December 30, 1996, or (ii) 3.35 to 1.0 at any time on or after December 31, 1996.

                          (c) Minimum Net Cash Flow to Current Maturities of Debt. Borrower shall not permit the ratio of Net Cash Flow for any fiscal year of Borrower to the Current Maturities of Debt for the next succeeding fiscal year of Borrower to be less than 1.5 to 1.0. For the purposes of this Section, Borrower's "Net Cash Flow" shall be that shown on the annual officer's certificate delivered with respect to such fiscal year unless Lender makes an independent, good faith determination of Net Cash Flow for such fiscal year. If Lender's determination of Net Cash Flow for any fiscal year end is less than Net Cash Flow as stated in the applicable officer's certificate: (i) such determination by Lender shall be, if determined in accordance with the foregoing provision and the definition of "Net Cash Flow" in this Agreement, conclusive for purposes hereof and (ii) Lender shall promptly advise Borrower of its determination.

                          (d) Minimum Operating Cash Flow. Borrower shall not permit its Operating Cash Flow to be less than (i) $7,000,000.00 for the fiscal year of Borrower ending December 31, 1996, or (ii) $7,500,000.00 for the fiscal year of
                 Borrower ending December 31, 1997. For the purposes of this Section, Borrower's "Operating Cash Flow" shall be that shown on the annual officer's certificate delivered with respect to such fiscal year unless Lender makes an independent, good faith determination of Operating Cash Flow for such fiscal year. If Lender's determination of Operating Cash Flow for any fiscal year end is less than Operating Cash Flow as stated in the applicable officer's certificate: (i) such determination by Lender shall be, if determined in accordance with the foregoing provision and the definition of "Operating Cash Flow" in this Agreement, conclusive for purposes hereof and (ii) Lender shall promptly advise Borrower of its determination.

                          (e)     Maximum Consolidated Indebtedness to
                 Consolidated Tangible Net Worth. Borrower shall not permit the ratio of the Indebtedness of Borrower and its Subsidiaries, determined on a consolidated basis and in accordance with Generally Accepted Accounting Principles consistently applied but excluding the Indebtedness and Guaranties of Borrower listed on Exhibit J attached hereto and marked with a double asterisk, to Consolidated Tangible Net Worth to be greater than 4.5 to 1.0 as of the last day of any fiscal year of Borrower commencing with the fiscal year of Borrower ending December 31, 1996."

                 27. Clause (c) of Section 10.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(c)  Borrower shall fail or refuse to perform or
                 observe any of the terms, covenants, agreements or conditions contained in Sections 2.01, 2.10, 4.01(iv), 4.01(v), 8.01(c),
                 8.01(e), 8.08, 8.11, 8.12, 8.13, 8.14, 8.15 or 8.17 or Article
                 IX herein;"

                 28. Exhibits A-1, B-2, F-2, Q and R attached to this Amendment are hereby added as Exhibits A-1, B- 2, F-2, Q and R to the Loan Agreement.

                 29. Exhibit I attached to the Loan Agreement is hereby deleted in its entirety and the Exhibit I attached to this Amendment is substituted in lieu thereof.

                 30. Exhibit O attached to the Loan Agreement is hereby deleted in its entirety and the Exhibit O attached to this Amendment is substituted in lieu thereof.

                 31. Pursuant to Borrower's request, Lender hereby waives the existing Events of Defaults under the Loan Agreement caused solely by (i) Borrower's having Indebtedness not otherwise permitted by Section 9.01(i) of the Loan Agreement in excess of $250,000.00 in the aggregate as of December 31, 1995, in violation of Section 9.01(i) of the Loan Agreement, (ii) Borrower's having a Tangible Net Worth of less than $6,250,000.00 as of December 31, 1995, in violation of Section 9.14(b) of the Loan Agreement, (iii) Borrower's having a ratio of Indebtedness to Tangible Net Worth in excess of 2.25 to 1.00 as of December 31, 1995, in violation of Section 9.14(c) of the Loan Agreement and
(iv) Borrower's making Capital Expenditures during its fiscal year ended December 31, 1995, in excess of $350,000.00 in violation of Section 9.15 of the Loan Agreement. This paragraph is not and shall not be construed as (i) a waiver of any of the other terms, provisions, conditions or covenants contained in the Loan Agreement or of any other Default or Event of Default, if any, existing under the Loan Agreement as of the date hereof or (ii) a commitment on the part of Lender to waive any future Default or Event of Default under the Loan Agreement resulting from any subsequent violation of Sections 9.01(i), 9.14(b), 9.14(c) or 9.15 of the Loan Agreement or any other future Default or Event of Default under the Loan Agreement.

                 32. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents and instruments relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Amendment Documents"). Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Loan Agreement.

                 33. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

                 34. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 35. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

                 36. Borrower hereby represents and warrants to Lender that:

                          (a)     the execution, delivery and performance by
Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b)     the execution, delivery and performance by
Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c)     this Amendment has been duly executed and
delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
representations, warranties and covenants of Borrower set forth in the Loan Agreement are true and correct and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

                 37. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

                 38. This Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 IN WITNESS WHEREOF, Borrower and Lender have executed this Second Amendment to Revolving Credit and Term Loan Agreement this 14th day of June, 1996.

                                FALCONITE, INC.



                                By      /s/ Mike Falconite
                                  --------------------------------------------
                                Name:      Mike Falconite
                                     -----------------------------------------
                                Title:     President
                                      ----------------------------------------

                                CITIZENS BANK & TRUST COMPANY OF PADUCAH



                                By      /s/ Scott A. Houston
                                  --------------------------------------------
                                Name:     Scott A. Houston
                                     -----------------------------------------
                                Title:    Vice President
                                      ----------------------------------------